                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-1629

                       RIVERSOURCE DIMENSIONS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DISCIPLINED SMALL AND MID CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED SMALL AND
MID CAP EQUITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     24

Notes to Financial Statements.......     28

Report of Independent Registered
   Public Accounting Firm...........     46

Federal Income Tax Information......     47

Board Members and Officers..........     49

Approval of Investment Management
   Services Agreement...............     53

Proxy Voting........................     55

Change in Independent Registered
   Public Accounting Firm...........     55

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Disciplined Small and Mid Cap Equity Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

CONSUMER DISCRETIONARY                                     20.0%
FINANCIALS                                                 14.9%
INDUSTRIALS                                                14.6%
INFORMATION TECHNOLOGY                                     13.1%
MATERIALS                                                  10.4%
ENERGY                                                      9.3%
OTHER(1)                                                   17.7%




 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Health Care 8.1%, Consumer Staples 4.3%, Utilities 1.9%, Telecommunication Services 1.8% and Cash & Cash Equivalents 1.6%.

TOP TEN HOLDINGS

Percentage of portfolio assets

First American                        0.9%
PMI Group                             0.9%
Fidelity Natl Financial Cl A          0.9%
Avnet                                 0.9%
Goodyear Tire & Rubber                0.8%
Ashland                               0.8%
Arrow Electronics                     0.8%
Western Digital                       0.8%
Commercial Metals                     0.8%
Intuitive Surgical                    0.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
          X                   MEDIUM      SIZE
          X                   SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.              14
Gina Mourtzinou, Ph.D.                 11
Steve Kokkotos, Ph.D.                   9

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                        --          05/18/06
Class B                        --          05/18/06
Class C                        --          05/18/06
Class I                     RDSIX          05/18/06
Class R4(1)                    --          05/18/06
Class W                     RSEWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $115.8 million
Number of holdings                              400

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Disciplined Small and Mid Cap Equity
  Fund Class A (excluding sales charge)                +7.12%

Russell 2500 Index (unmanaged)                        +15.55%

Lipper Mid-Cap Core Funds Index                       +18.28%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.67%                        1.32%
Class B                                           2.12%                        2.08%
Class C                                           2.16%                        2.08%
Class I                                           0.96%                        0.92%
Class R4(b)                                       1.74%                        1.19%
Class W(c)                                        1.60%                        1.37%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04%), will not exceed 1.36% for Class A, 2.12% for Class B, 2.12% for Class C, 0.96% for Class I, 1.23% for Class R4 and 1.41% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR   INCEPTION

 Class A (inception 5/18/06)          +7.12%   +0.94%
 Class B (inception 5/18/06)          +6.43%   +0.21%
 Class C (inception 5/18/06)          +6.37%   +0.16%
 Class I (inception 5/18/06)          +7.48%   +1.23%
 Class R4* (inception 5/18/06)        +7.30%   +1.08%
 Class W (inception 12/1/06)           N/A     -2.06%**

WITH SALES CHARGE

 Class A (inception 5/18/06)          +0.96%   -3.90%
 Class B (inception 5/18/06)          +1.43%   -3.12%
 Class C (inception 5/18/06)          +5.37%   +0.16%

AT JUNE 30, 2007
                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR   INCEPTION
 Class A (inception 5/18/06)         +10.94%   +9.11%
 Class B (inception 5/18/06)         +10.17%   +8.33%
 Class C (inception 5/18/06)         +10.11%   +8.28%
 Class I (inception 5/18/06)         +11.41%   +9.52%
 Class R4* (inception 5/18/06)       +11.12%   +9.27%
 Class W (inception 12/1/06)           N/A     +6.87%**

WITH SALES CHARGE
 Class A (inception 5/18/06)          +4.56%   +3.49%
 Class B (inception 5/18/06)          +5.17%   +4.78%
 Class C (inception 5/18/06)          +9.11%   +8.28%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Dimitris Bertsimas, Gina Mourtzinou and Steve Kokkotos discuss RiverSource Disciplined Small and Mid Cap Equity Fund's positioning and results for the 12-month period ended July 31, 2007.

At July 31, 2007, approximately 34% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Small and Mid Cap Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 36, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small and Mid Cap Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 33.

Q: How did RiverSource Disciplined Small and Mid Cap Equity Fund perform for the annual period?

A: RiverSource Disciplined Small and Mid Cap Equity Fund's Class A shares
   (excluding sales charge) returned 7.12% for the 12-month period ended July 31, 2007. The Fund underperformed its benchmark, the Russell 2500(TM) Index (Russell Index), which returned 15.55%, as well as the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which returned 18.28%, for the same period.

   DURING THE REPORTING PERIOD, ALL THREE QUANTITATIVE INVESTMENT MODELS UNDERPERFORMED THE RUSSELL INDEX.


Q: What factors most significantly affected the Fund's performance?

A: The Fund's underperformance resulted from the three quantitative investment models -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. The momentum model singles out groups of companies that appear to be having improving prospects based on the pattern of stock returns observed over history. The value model selects undervalued stocks based on proprietary estimates of future corporate earnings. The quality-adjusted value model selects undervalued securities by adjusting the valuations of stocks to take into account each stock's historical earnings

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   stability and debt load. Under the Fund's investment process, the three models choose the small- and mid-cap stocks for the portfolio. We then weight the models and determine the exposure to sectors and industries.

   During the reporting period, all three quantitative investment models underperformed the Russell Index. The quality-adjusted value model performed worst, followed by value and then momentum. While the Fund may experience underperformance in the short term, our research has indicated that the style diversification provided by the three very different quantitative models is a significant investment advantage, which may lead to long-term outperformance.

   The Fund's greater-than-Russell Index positions in energy and materials and its lesser-than-Russell Index allocation to utilities contributed most positively to its results relative to the Russell Index for the annual period. To a more moderate degree, the Fund's significant exposure to the consumer discretionary and consumer staples sectors and its modest position in health care also helped. Moving from a sizable exposure to financials to a modest position in the sector over the period proved prudent as well. From a sector allocation perspective, the only detractors were the Fund's modest exposure to the strongly-performing information technology and industrials sectors.

   Because of our investment process, most of the Fund's underperformance was the result of stock selection. In the telecommunication services and consumer staples sectors, stock selection helped performance. However, these positives were not enough to offset our selections within financials, consumer discretionary, industrials and health care, which detracted from Fund performance. Among individual holdings, the stocks that detracted most from the Fund's results were in the financials sectors. These included American Home Mtge Investment (selected by the value and quality-adjusted value models), W Holding (value and quality-adjusted value models), Radian Group (value and quality-adjusted value models), PMI Group (quality-adjusted value and value models) and People's United Financial (momentum model).

   On the positive side, stocks that contributed favorably to the Fund's return included financial commercial services and supply company Deluxe (selected by the value model), materials companies CF Industries Holdings (value and quality-adjusted value models) and Quanex (quality-adjusted value and value

--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   models) and food and staples retailer Supervalu (quality-adjusted value and value models).

   At the end of July, the Fund's largest individual stock holdings included several financial companies, including PMI Group, First American (selected by quality-adjusted value and value models), Fidelity National Financial (quality-adjusted value and value models) and Radian Group. Another top holding at the end of the period was information technology company Avnet (all three models).

   In managing risk associated with small- and mid-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations from the Index.

Q: What changes did you make to the Fund's portfolio during the period?

A: Based on an extensive look we took at our quantitative models, in March 2007, we expanded and improved the valuation measures we use in our value model. Also, because diversification is an effective element of risk management, we increased the number of holdings in the portfolio over the annual period from 310 to 400. Finally, as a result of quantitative models-driven stock selection during the period, the portfolio's sector allocations changed somewhat. For example, as indicated, the Fund's exposure to financials relative to the Russell Index decreased. Conversely, the Fund's relative position in energy increased. Overall portfolio turnover was 84% for the 12 months.

   WE BELIEVE OUR USE OF MULTIPLE INVESTMENT DISCIPLINES SERVES THE FUND WELL IN ALL INVESTMENT ENVIRONMENTS OVER THE LONG TERM, AND THE DIVERSIFIED PORTFOLIO MAY BE WELL POSITIONED FOR ANY POTENTIAL MARKET CONDITIONS.


Q: How do you intend to manage the Fund in the coming months?

A: We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market conditions. Whether there is a surge in

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   small- and mid-cap stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index over extended periods of time. We are equally convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We believe this combination of style diversification and rigorous risk control will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small and Mid Cap Equity Fund Class A shares (from 6/1/06 to 7/31/07)* as compared to the performance of two widely cited performance indices, the Russell 2500 Index and the Lipper Mid-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 18, 2006. Russell 2500 Index, Russell 3000 Index and Lipper peer group data is from June 1, 2006.

COMPARATIVE RESULTS

                                                        SINCE
Results at July 31, 2007                  1 YEAR     INCEPTION(3)
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND (INCLUDES
SALES CHARGE)
 Class A Cumulative value of $10,000      $10,096       $9,533
        Average annual total return         +0.96%       -3.90%
RUSSELL 2500 INDEX(1)
        Cumulative value of $10,000       $11,555      $11,197
        Average annual total return        +15.55%      +10.18%
LIPPER MID-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,828      $11,564
        Average annual total return        +18.28%      +13.27%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED AND MID CAP EQUITY FUND LINE GRAPH)

                                               RIVERSOURCE DISCIPLINED
                                               SMALL AND MID CAP EQUITY
                                             FUND CLASS A (INCLUDES SALES     RUSSELL 2500 INDEX(1)        LIPPER MID-CAP CORE
                                                   CHARGE) ($9,533)                 ($11,197)           FUNDS INDEX(2) ($11,564)
                                             ----------------------------     ---------------------     ------------------------
6/1/06                                                  9,425                        10,000                    10,000
7/31/06                                                 8,898                         9,690                     9,777
1/31/07                                                10,191                        11,226                    11,156
7/31/07                                                 9,533                        11,197                    11,564

(1) The Russell 2500 Index, an unmanaged index, measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Core Funds Index includes the 30 largest mid-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 18, 2006. Russell 2500 Index, Russell 3000 Index and Lipper peer group data is from June 1, 2006.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $  935.40        $ 6.29(c)        1.31%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.30        $ 6.56(c)        1.31%
 Class B
   Actual(b)                    $1,000         $  932.10        $ 9.96(c)        2.08%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.48        $10.39(c)        2.08%
 Class C
   Actual(b)                    $1,000         $  932.10        $ 9.96(c)        2.08%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.48        $10.39(c)        2.08%
 Class I
   Actual(b)                    $1,000         $  936.40        $ 4.61(c)         .96%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.03        $ 4.81(c)         .96%
 Class R4*
   Actual(b)                    $1,000         $  936.30        $ 5.47(c)        1.14%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.14        $ 5.71(c)        1.14%
 Class W
   Actual(b)                    $1,000         $  935.30        $ 6.33(c)        1.32%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.25        $ 6.61(c)        1.32%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: -6.46% for Class A, -6.79% for Class B, -6.79% for Class C, -6.36% for Class I, -6.37% for Class R4 and -6.47% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.12% for Class B, 2.12% for Class C, 0.96% for Class I, 1.23% for Class R4 and 1.41% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $9.92 for Class B, $9.92 for Class C, $4.37 for Class I, $5.67 for Class R4 and $6.57 for Class W; the hypothetical expenses paid would have been $10.34 for Class B, $10.34 for Class C, $4.56 for Class I, $5.91 for Class R4 and $6.85 for Class W; the actual and hypothetical expenses paid for Class A would have been the same as those expenses in the table above.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.7%)
Armor Holdings                                        5,210(b)             $458,376
BE Aerospace                                          5,157(b)              209,168
Innovative Solutions & Support                        8,009(b)              142,800
                                                                    ---------------
Total                                                                       810,344
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Park-Ohio Holdings                                    6,076(b)              150,928
-----------------------------------------------------------------------------------

AIRLINES (1.4%)
Alaska Air Group                                     11,296(b)              263,536
Continental Airlines Cl B                            10,307(b)              324,774
Copa Holdings Cl A                                    1,965(c)              107,898
Midwest Air Group                                    14,919(b)              207,971
Pinnacle Airlines                                    10,347(b,d)            166,794
UAL                                                   4,443(b)              196,114
US Airways Group                                     12,841(b)              398,198
                                                                    ---------------
Total                                                                     1,665,285
-----------------------------------------------------------------------------------

AUTO COMPONENTS (3.9%)
Aftermarket Technology                                5,250(b)              159,338
American Axle & Mfg Holdings                         16,804                 406,657
Amerigon                                             10,957(b)              176,079
ArvinMeritor                                         13,543                 268,558
Autoliv                                               1,997(c)              111,692
BorgWarner                                            5,875                 507,894
Cooper Tire & Rubber                                 15,387                 353,747
Goodyear Tire & Rubber                               33,198(b)              953,446
Hayes Lemmerz Intl                                   41,436(b)              198,893
Modine Mfg                                            7,571                 193,818
Spartan Motors                                       15,601                 190,488
Standard Motor Products                              12,908                 160,705
Tenneco                                               3,143(b)              110,948
TRW Automotive Holdings                              20,388(b)              670,153
Visteon                                              15,289(b)               98,155
                                                                    ---------------
Total                                                                     4,560,571
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
ArQule                                               28,390(b)              161,255
CytRx                                                52,679(b)              159,617

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BIOTECHNOLOGY (CONT.)
GTx                                                  10,729(b)             $164,905
Immunomedics                                         55,560(b)              160,013
Incyte                                               24,435(b)              129,994
Seattle Genetics                                     25,360(b)              241,681
                                                                    ---------------
Total                                                                     1,017,465
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (1.3%)
Apogee Enterprises                                    5,744                 147,965
Builders FirstSource                                  6,596(b)               96,697
Lennox Intl                                           9,372                 358,948
Owens Corning                                        16,253(b)              494,580
Universal Forest Products                             2,365                  93,559
USG                                                   8,102(b)              336,314
                                                                    ---------------
Total                                                                     1,528,063
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Allied Capital                                        3,725                 105,492
American Capital Strategies                           8,546                 324,492
Eaton Vance                                          10,894                 456,022
Epoch Holding                                        11,639(b)              183,780
Knight Capital Group Cl A                            23,225(b)              328,402
Raymond James Financial                               7,599                 233,061
SWS Group                                             9,811                 173,164
                                                                    ---------------
Total                                                                     1,804,413
-----------------------------------------------------------------------------------

CHEMICALS (4.0%)
Albemarle                                             4,216                 169,610
Ashland                                              14,950                 912,846
Celanese Series A                                    11,638                 436,425
CF Inds Holdings                                      6,239                 358,618
Eastman Chemical                                      7,127                 490,480
Flotek Inds                                           7,631(b)              226,946
Georgia Gulf                                          5,521                  89,385
Huntsman                                              4,274                 108,816
Innospec                                              9,454(c)              260,269
Landec                                                7,706(b)               88,696
Olin                                                 17,507                 365,371
PolyOne                                              16,276(b)              122,396
Terra Inds                                           14,219(b)              348,792

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHEMICALS (CONT.)
Westlake Chemical                                     9,437                $235,736
WR Grace & Co                                        19,880(b)              410,522
                                                                    ---------------
Total                                                                     4,624,908
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.3%)
First BanCorp                                        19,221(c)              176,833
First Horizon Natl                                    3,620                 114,826
Trustmark                                            13,476                 337,304
UMB Financial                                        14,385                 537,137
W Holding                                           134,945(c)              298,228
                                                                    ---------------
Total                                                                     1,464,328
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.3%)
ABM Inds                                              8,805                 221,534
Deluxe                                               11,656                 440,131
Huron Consulting Group                                2,225(b)              151,144
Labor Ready                                           3,843(b)               90,541
M&F Worldwide                                         7,139(b)              416,489
TeleTech Holdings                                     8,163(b)              239,421
                                                                    ---------------
Total                                                                     1,559,260
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.6%)
ADC Telecommunications                                9,510(b)              177,742
Blue Coat Systems                                     5,350(b)              260,706
C-COR                                                10,010(b)              134,635
CommScope                                             6,319(b)              343,943
Dycom Inds                                            6,131(b)              171,361
Loral Space & Communications                          3,875(b)              160,386
Network Equipment Technologies                       14,328(b)              135,256
Polycom                                               5,506(b)              170,521
Sonus Networks                                       28,257(b)              193,278
Tellabs                                              13,735(b)              155,892
                                                                    ---------------
Total                                                                     1,903,720
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Imation                                              13,025                 407,422
Immersion                                             8,418(b)              131,237
Lexmark Intl Cl A                                     4,591(b,d)            181,528
Novatel Wireless                                      8,667(b)              186,601
Palm                                                  8,323(b)              124,179
Stratasys                                             4,453(b)              195,977
Western Digital                                      41,979(b)              896,251
                                                                    ---------------
Total                                                                     2,123,195
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSTRUCTION & ENGINEERING (1.0%)
Infrasource Services                                  8,951(b)             $309,884
Michael Baker                                         3,765(b)              135,728
Perini                                                4,007(b)              246,070
Quanta Services                                       9,052(b)              257,348
Shaw Group                                            4,117(b)              219,107
                                                                    ---------------
Total                                                                     1,168,137
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             3,692                 505,804
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
First Marblehead                                     13,973                 460,550
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
Crown Holdings                                        5,993(b)              147,188
Owens-Illinois                                       11,228(b)              448,896
Rock-Tenn Cl A                                        4,781                 146,872
Silgan Holdings                                       3,203                 165,339
                                                                    ---------------
Total                                                                       908,295
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Career Education                                      8,196(b)              243,257
INVESTools                                           14,565(b)              144,485
Service Corp Intl                                    16,239                 196,817
                                                                    ---------------
Total                                                                       584,559
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyTel                                            4,155                 190,590
Cogent Communications Group                           9,062(b)              259,898
Golden Telecom                                        6,470(c)              417,638
Premiere Global Services                             15,464(b)              180,001
SureWest Communications                               6,324                 170,685
                                                                    ---------------
Total                                                                     1,218,812
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Central Vermont Public Service                        4,554                 154,836
ITC Holdings                                          2,849                 119,800
Reliant Energy                                       10,718(b)              275,239
                                                                    ---------------
Total                                                                       549,875
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
AZZ                                                   7,678(b)              272,569
Baldor Electric                                       3,847                 175,577
Belden                                                2,563                 140,401
Encore Wire                                           3,198                  97,699
General Cable                                         5,359(b)              426,041

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRICAL EQUIPMENT (CONT.)
GrafTech Intl                                        11,610(b)             $179,839
II-VI                                                 6,194(b)              153,797
SunPower Cl A                                         2,204(b)              155,448
Woodward Governor                                     2,392                 138,138
                                                                    ---------------
Total                                                                     1,739,509
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.4%)
Agilysys                                              9,973                 191,581
Arrow Electronics                                    23,569(b)              900,807
Avnet                                                25,899(b)              981,053
Benchmark Electronics                                21,164(b)              469,841
FARO Technologies                                     6,375(b)              237,341
Ingram Micro Cl A                                    35,113(b)              704,016
Insight Enterprises                                  10,848(b)              244,731
Mettler Toledo Intl                                   1,976(b,c)            188,036
OSI Systems                                           4,368(b)              108,152
PC Connection                                         8,545(b)              114,845
Plexus                                                5,898(b)              143,027
Solectron                                           142,419(b)              535,495
SYNNEX                                               12,111(b)              246,096
                                                                    ---------------
Total                                                                     5,065,021
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.2%)
Dawson Geophysical                                    2,355(b)              128,607
Dresser-Rand Group                                   10,527(b)              390,552
Global Inds                                           7,229(b)              187,231
Grey Wolf                                            30,112(b)              223,130
GulfMark Offshore                                     2,088(b)               98,094
Helmerich & Payne                                     9,874                 319,621
Matrix Service                                       11,312(b)              261,194
Oil States Intl                                       3,933(b)              172,029
Parker Drilling                                      16,887(b)              159,076
Patterson-UTI Energy                                 20,243                 463,565
Pioneer Drilling                                      8,358(b)              105,144
SEACOR Holdings                                       2,219(b)              193,541
Tidewater                                             5,868                 401,489
Unit                                                  9,305(b)              512,332
Willbros Group                                        4,454(b,c)            140,390
                                                                    ---------------
Total                                                                     3,755,995
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
BJ's Wholesale Club                                   6,052(b)              205,526
Great Atlantic & Pacific Tea                          5,721(b)              166,767
Ingles Markets Cl A                                   4,866                 142,525
Nash Finch                                            8,543                 344,027
Rite Aid                                             58,957(b)              324,853
Ruddick                                               4,452                 123,766

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FOOD & STAPLES RETAILING (CONT.)
SUPERVALU                                            10,466                $436,117
Weis Markets                                          3,545                 139,319
                                                                    ---------------
Total                                                                     1,882,900
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Cal-Maine Foods                                       7,002                 127,156
Fresh Del Monte Produce                               4,086(c)              104,806
Pilgrim's Pride                                       5,825                 196,186
Sanderson Farms                                       6,016                 239,858
Seaboard                                                416                 832,000
Smithfield Foods                                      5,983(b)              185,832
                                                                    ---------------
Total                                                                     1,685,838
-----------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
Nicor                                                10,078                 397,173
ONEOK                                                 5,434                 275,776
                                                                    ---------------
Total                                                                       672,949
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Conceptus                                             7,944(b)              128,693
Cytyc                                                16,170(b)              680,757
Intuitive Surgical                                    4,001(b)              850,652
Regeneration Technologies                             9,138(b)               97,959
Sonic Innovations                                    27,111(b)              228,275
                                                                    ---------------
Total                                                                     1,986,336
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
American Dental Partners                              4,037(b)              103,630
AMERIGROUP                                           21,574(b)              597,168
Apria Healthcare Group                                6,854(b)              179,712
Chemed                                                5,973                 377,971
CorVel                                                6,283(b)              167,128
CryoLife                                             18,785(b)              179,397
Emeritus                                              9,690(b)              237,405
HMS Holdings                                          7,331(b)              139,509
Kindred Healthcare                                   15,719(b)              420,955
LHC Group                                             6,038(b)              146,240
Magellan Health Services                              3,499(b)              146,328
Molina Healthcare                                    16,427(b)              515,644
Sunrise Senior Living                                 4,198(b)              166,912
WellCare Health Plans                                 5,306(b)              537,286
                                                                    ---------------
Total                                                                     3,915,285
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.2%)
Emageon                                              23,357(b)              214,651
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (0.5%)
Ameristar Casinos                                     4,332                $137,238
Premier Exhibitions                                  13,453(b)              222,781
Vail Resorts                                          3,840(b)              205,632
                                                                    ---------------
Total                                                                       565,651
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (4.1%)
American Greetings Cl A                               7,207                 178,229
Avatar Holdings                                       3,573(b)              231,995
Beazer Homes USA                                      9,284                 129,883
Brookfield Homes                                      5,323                 112,848
Champion Enterprises                                  9,855(b)              115,501
Hooker Furniture                                      6,741                 136,505
Hovnanian Enterprises Cl A                           11,535(b)              152,723
KB HOME                                              18,813                 598,442
Libbey                                                7,193                 143,500
MDC Holdings                                         10,245                 471,270
Meritage Homes                                        6,650(b)              129,675
NVR                                                   1,287(b)              744,503
Ryland Group                                          9,983                 331,935
Standard-Pacific                                     13,759(d)              203,771
Tempur-Pedic Intl                                     6,206                 193,317
Toll Brothers                                        31,702(b)              695,225
Tupperware Brands                                     6,338                 164,851
                                                                    ---------------
Total                                                                     4,734,173
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Energizer Holdings                                    3,135(b)              316,322
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Dynegy Cl A                                          20,867(b)              185,925
-----------------------------------------------------------------------------------

INSURANCE (7.6%)
American Financial Group                             15,981                 448,906
Arch Capital Group                                    9,623(b,c)            670,338
Aspen Insurance Holdings                             20,926(c)              511,641
Axis Capital Holdings                                16,855(c)              621,107
Commerce Group                                        8,910                 255,984
Conseco                                              29,984(b)              545,409
Fidelity Natl Financial Cl A                         48,429               1,011,682
First American                                       22,940               1,061,894
Hanover Insurance Group                               4,833                 212,120
LandAmerica Financial Group                           4,604(d)              352,620
Natl Western Life Insurance Cl A                        812                 191,405

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Odyssey Re Holdings                                  12,791                $450,243
Ohio Casualty                                        10,906                 473,429
Old Republic Intl                                    28,750                 527,850
PartnerRe                                             8,003(c)              568,453
Reinsurance Group of America                         10,887                 580,386
Transatlantic Holdings                                4,972                 363,702
                                                                    ---------------
Total                                                                     8,847,169
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.6%)
1-800-FLOWERS.com                                    28,521(b)              265,530
Blue Nile                                             2,401(b)              181,540
Systemax                                             11,693                 243,799
                                                                    ---------------
Total                                                                       690,869
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
Chordiant Software                                   12,282(b)              175,633
CMGI                                                 66,663(b)              105,328
EarthLink                                            21,937(b)              152,462
Greenfield Online                                     8,927(b)              144,974
Interwoven                                           13,983(b)              193,665
On2 Technologies                                     76,615(b)              134,842
RealNetworks                                         46,107(b)              328,282
ValueClick                                            6,927(b)              148,099
                                                                    ---------------
Total                                                                     1,383,285
-----------------------------------------------------------------------------------

IT SERVICES (1.3%)
Gartner                                               8,927(b)              186,842
MAXIMUS                                               2,860                 119,519
SAIC                                                 39,221(b)              657,344
Syntel                                                4,622                 166,438
Total System Services                                 6,681                 187,937
Unisys                                               28,462(b)              230,258
                                                                    ---------------
Total                                                                     1,548,338
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick                                            20,891                 584,112
Hasbro                                                6,273                 175,769
JAKKS Pacific                                        10,213(b)              242,150
Polaris Inds                                          3,416(d)              168,614
Sturm, Ruger & Co                                     6,701(b)              130,871
                                                                    ---------------
Total                                                                     1,301,516
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (0.6%)
AMAG Pharmaceuticals                                  2,572(b)             $138,091
eResearch Technology                                 10,836(b)              104,026
PAREXEL Intl                                         11,542(b)              466,642
                                                                    ---------------
Total                                                                       708,759
-----------------------------------------------------------------------------------

MACHINERY (3.4%)
AGCO                                                  4,691(b)              180,275
Astec Inds                                            5,603(b)              292,309
Barnes Group                                          9,712                 303,014
Briggs & Stratton                                     6,333(d)              179,604
Cascade                                               3,515                 238,282
FreightCar America                                    3,790                 179,153
Gorman-Rupp                                           4,254                 122,047
Hardinge                                              5,547                 182,607
Hurco Companies                                       4,833(b)              225,121
Manitowoc                                             4,187                 325,204
Middleby                                              2,406(b)              149,196
Mueller Inds                                          9,360                 345,197
Sun Hydraulics                                        4,776                 141,943
Terex                                                 2,939(b)              253,489
Timken                                               14,510                 484,634
Titan Intl                                            6,476                 191,301
Twin Disc                                             2,113                 113,870
                                                                    ---------------
Total                                                                     3,907,246
-----------------------------------------------------------------------------------

MARINE (0.8%)
Eagle Bulk Shipping                                   4,579                 120,519
Genco Shipping & Trading                              6,958                 391,944
TBS Intl Cl A                                        10,238(b,c)            392,832
                                                                    ---------------
Total                                                                       905,295
-----------------------------------------------------------------------------------

MEDIA (1.1%)
Charter Communications Cl A                          33,723(b)              136,915
Crown Media Holdings Cl A                            25,694(b)              176,775
DG FastChannel                                        9,611(b)              170,691
Interactive Data                                      5,852                 160,052
LIN TV Cl A                                          15,954(b)              241,545
Nexstar Broadcasting Group Cl A                      20,605(b)              211,201
Sinclair Broadcast Group Cl A                        13,308                 173,536
                                                                    ---------------
Total                                                                     1,270,715
-----------------------------------------------------------------------------------

METALS & MINING (4.2%)
AK Steel Holding                                      7,011(b)              280,230
Century Aluminum                                      2,649(b)              136,529

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
METALS & MINING (CONT.)
Chaparral Steel                                       6,091                $511,888
Cleveland-Cliffs                                     10,575                 732,529
Commercial Metals                                    28,507                 879,155
Haynes Intl                                           2,090(b)              187,703
Kaiser Aluminum                                       1,945                 131,307
Metal Management                                      5,280                 221,813
Quanex                                                9,743                 439,020
Reliance Steel & Aluminum                             7,427                 390,215
RTI Intl Metals                                       1,890(b)              149,764
Ryerson                                              10,870                 348,818
Schnitzer Steel Inds Cl A                             4,948                 268,132
Worthington Inds                                     11,581                 239,727
                                                                    ---------------
Total                                                                     4,916,830
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Big Lots                                              5,727(b)              148,100
Bon-Ton Stores                                        5,136                 131,071
Dillard's Cl A                                       18,121                 541,637
Dollar Tree Stores                                    4,136(b)              158,243
Saks                                                 10,282                 190,320
                                                                    ---------------
Total                                                                     1,169,371
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
CenterPoint Energy                                   21,493                 354,205
Integrys Energy Group                                 8,212                 406,412
                                                                    ---------------
Total                                                                       760,617
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.9%)
Alon USA Energy                                       3,183                 113,538
Atlas America                                         2,802                 136,065
Cimarex Energy                                       19,890                 752,836
Delek US Holdings                                     4,507                 119,345
Forest Oil                                            3,766(b)              152,410
Frontier Oil                                         15,136                 586,217
Frontline                                             8,469(c)              389,913
General Maritime                                      7,067                 183,742
Holly                                                 4,984                 335,872
MarkWest Hydrocarbon                                  2,343                 127,108
Overseas Shipholding Group                            7,385                 573,002
Pogo Producing                                       12,038                 641,144
Ship Finance Intl                                    14,479(c)              404,688
St. Mary Land & Exploration                           4,693                 156,230
Stone Energy                                          5,497(b,d)            178,653
Swift Energy                                          5,180(b)              221,393
Teekay                                                6,128(c)              343,597

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Tesoro                                                7,184                $357,763
USEC                                                 21,744(b)              365,082
W&T Offshore                                          7,186                 168,296
Western Refining                                      6,539                 362,915
Whiting Petroleum                                     2,778(b)              114,092
                                                                    ---------------
Total                                                                     6,783,901
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Buckeye Technologies                                 12,169(b)              186,551
Domtar                                               14,792(b,c)            140,672
Louisiana-Pacific                                    21,286                 394,217
Schweitzer-Mauduit Intl                               3,727                  85,087
                                                                    ---------------
Total                                                                       806,527
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Alberto-Culver                                       10,053                 236,446
American Oriental Bioengineering                     17,358(b)              124,978
Chattem                                               3,361(b)              188,754
Elizabeth Arden                                       4,305(b)               92,730
                                                                    ---------------
Total                                                                       642,908
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Beijing Med-Pharm                                    12,061(b)              107,343
Discovery Laboratories                               57,786(b)              122,506
Javelin Pharmaceuticals                              40,220(b)              178,979
King Pharmaceuticals                                 24,950(b)              424,399
Par Pharmaceutical Companies                         17,411(b)              412,467
XenoPort                                              2,800(b)              119,532
                                                                    ---------------
Total                                                                     1,365,226
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.6%)
Alexander's                                             455(b)              161,116
American Home Mtge Investment                        34,413                  35,790
Arbor Realty Trust                                   18,644                 368,219
Digital Realty Trust                                 12,544                 415,834
Nationwide Health Properties                          4,799                 114,360
RAIT Financial Trust                                 31,605                 327,428
Redwood Trust                                        14,634                 421,458
                                                                    ---------------
Total                                                                     1,844,205
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ROAD & RAIL (2.4%)
Arkansas Best                                        11,748                $423,280
Avis Budget Group                                     5,196(b)              133,381
Con-way                                              11,299                 558,058
Kansas City Southern                                  2,831(b)               97,698
Ryder System                                          7,805                 424,358
Werner Enterprises                                   24,866                 483,395
YRC Worldwide                                        21,070(b)              676,768
                                                                    ---------------
Total                                                                     2,796,938
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Amkor Technology                                     18,620(b)              230,143
Monolithic Power Systems                             14,117(b)              236,036
NetLogic Microsystems                                 5,821(b)              177,424
OmniVision Technologies                              14,082(b)              241,788
Ultra Clean Holdings                                 10,067(b)              141,643
Varian Semiconductor Equipment Associates             4,365(b)              205,155
                                                                    ---------------
Total                                                                     1,232,189
-----------------------------------------------------------------------------------

SOFTWARE (1.3%)
Ansoft                                                6,113(b)              154,598
Compuware                                            17,716(b)              165,290
EPIQ Systems                                         10,869(b)              185,316
FalconStor Software                                  13,316(b)              138,353
Nuance Communications                                12,137(b)              200,018
SPSS                                                  4,253(b)              174,543
Taleo Cl A                                           10,391(b)              223,510
VASCO Data Security Intl                             11,668(b)              308,853
                                                                    ---------------
Total                                                                     1,550,481
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.6%)
Asbury Automotive Group                               7,026                 155,415
AutoNation                                           25,672(b)              500,091
Barnes & Noble                                       14,587                 489,394
Blockbuster Cl A                                     61,392(b)              263,372
Borders Group                                        11,692                 191,281
Cato Cl A                                            11,296                 233,601
Conn's                                                7,739(b)              196,338
Foot Locker                                          34,650                 643,104
Gander Mountain                                      25,712(b,d)            264,834
Genesco                                               3,779(b)              191,028
GUESS?                                                5,682                 269,838
Jos A Bank Clothiers                                  3,270(b)              112,815
Pacific Sunwear of California                         9,776(b)              176,164
RadioShack                                           13,994                 351,669
Rent-A-Center                                         5,837(b)              113,296

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Sonic Automotive Cl A                                 8,936                $244,846
Stage Stores                                          9,845                 175,635
Talbots                                               5,499                 126,422
Tiffany & Co                                          5,358                 258,524
Urban Outfitters                                      8,743(b)              175,385
Zale                                                  7,548(b)              160,244
                                                                    ---------------
Total                                                                     5,293,296
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Deckers Outdoor                                       2,762(b)              284,762
G-III Apparel Group                                   6,608(b)              106,587
Hanesbrands                                          12,848(b)              398,416
Jones Apparel Group                                  18,856                 470,646
Liz Claiborne                                        10,419                 366,124
Perry Ellis Intl                                      7,600(b)              228,076
Phillips-Van Heusen                                   2,366                 123,174
Timberland Cl A                                      13,518(b)              321,323
Warnaco Group                                         3,959(b)              142,959
                                                                    ---------------
Total                                                                     2,442,067
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.1%)
Corus Bankshares                                     28,181                 458,223
Fremont General                                      31,501                 181,761
PMI Group                                            30,283               1,031,741
Radian Group                                         23,715                 799,433
                                                                    ---------------
Total                                                                     2,471,158
-----------------------------------------------------------------------------------

TOBACCO (0.3%)
Alliance One Intl                                    28,852(b,d)            249,570
Universal                                             2,670                 147,411
                                                                    ---------------
Total                                                                       396,981
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Kaman                                                 4,118                $137,912
Rush Enterprises Cl A                                 5,620(b)              157,079
                                                                    ---------------
Total                                                                       294,991
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Centennial Communications                            27,464(b)              280,957
Leap Wireless Intl                                    5,670(b)              501,228
                                                                    ---------------
Total                                                                       782,185
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $119,057,273)                                                   $111,442,130
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  1,759,787(e)           $1,759,787
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,759,787)                                                       $1,759,787
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $120,817,060)(f)                                                $113,201,917
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 5.1% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
E-Mini S&P MidCap 400 Index, Sept. 2007                                 15
Mini Russell 2000 Index, Sept. 2007                                     30

(e)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

(f) At July 31, 2007, the cost of securities for federal income tax purposes was $120,860,745 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $   3,737,185
Unrealized depreciation                                             (11,396,013)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $  (7,658,828)
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $119,057,273)          $111,442,130
   Affiliated money market fund (identified cost $1,759,787)
      (Note 6)                                                     1,759,787
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $120,817,060)                                                 113,201,917
Capital shares receivable                                          2,552,578
Dividends and accrued interest receivable                             58,021
Receivable for investment securities sold                            170,688
Variation margin receivable                                           21,530
----------------------------------------------------------------------------
Total assets                                                     116,004,734
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                     48,050
Capital shares payable                                               110,550
Payable for investment securities purchased                            9,024
Accrued investment management services fee                             2,235
Accrued distribution fee                                                 560
Accrued transfer agency fee                                              331
Accrued administrative services fee                                      192
Other accrued expenses                                                48,913
----------------------------------------------------------------------------
Total liabilities                                                    219,855
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $115,784,879
============================================================================

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    121,204
Additional paid-in capital                                       123,355,267
Undistributed net investment income                                   88,863
Accumulated net realized gain (loss) (Note 8)                        (76,852)
Unrealized appreciation (depreciation) on investments (Note
   5)                                                             (7,703,603)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $115,784,879
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $ 18,372,667
                                            Class B                            $  1,365,013
                                            Class C                            $    183,734
                                            Class I                            $ 38,785,276
                                            Class R4                           $     15,157
                                            Class W                            $ 57,063,032
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)     1,924,399    $       9.55
                                            Class B shares          144,191    $       9.47
                                            Class C shares           19,407    $       9.47
                                            Class I shares        4,051,418    $       9.57
                                            Class R4 shares           1,586    $       9.56
                                            Class W shares        5,979,419    $       9.54
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A $10.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  25

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                        $   598,628
Interest                                                                 775
Income distributions from affiliated money market fund (Note
   6)                                                                108,066
   Less foreign taxes withheld                                          (834)
-----------------------------------------------------------------------------
Total income                                                         706,635
-----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                   273,481
Distribution fee
   Class A                                                            36,017
   Class B                                                             7,170
   Class C                                                               845
   Class W                                                            13,719
Transfer agency fee
   Class A                                                             9,970
   Class B                                                               715
   Class C                                                                80
   Class R4                                                                6
   Class W                                                            10,976
Service fee -- Class R4                                                    4
Administrative services fees and expenses                             24,904
Plan administration services fee -- Class R4                              22
Compensation of board members                                            692
Custodian fees                                                        43,580
Printing and postage                                                  20,814
Registration fees                                                     72,057
Professional fees                                                     27,124
Other                                                                  2,005
-----------------------------------------------------------------------------
Total expenses                                                       544,181
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (70,623)
-----------------------------------------------------------------------------
                                                                     473,558
   Earnings and bank fee credits on cash balances (Note 2)            (3,850)
-----------------------------------------------------------------------------
Total net expenses                                                   469,708
-----------------------------------------------------------------------------
Investment income (loss) -- net                                      236,927
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                    166,779
   Futures contracts                                                (165,054)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                                1,725
Net change in unrealized appreciation (depreciation) on
   investments                                                    (6,728,788)
-----------------------------------------------------------------------------
Net gain (loss) on investments                                    (6,727,063)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    $(6,490,136)
=============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED         PERIOD ENDED
                                                      JULY 31, 2007      JULY 31, 2006*
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $    236,927         $      246
Net realized gain (loss) on investments                      1,725            (98,983)
Net change in unrealized appreciation (depreciation)
   on investments                                       (6,728,788)          (444,386)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                           (6,490,136)          (543,123)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (51,227)                --
      Class B                                               (1,714)                --
      Class C                                                 (180)                --
      Class I                                              (86,805)                --
      Class R4                                                 (57)                --
      Class W                                                  (25)               N/A
------------------------------------------------------------------------------------------
Total distributions                                       (140,008)                --
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                            $  9,526,024         $  394,182
   Class B shares                                        1,559,049             46,663
   Class C shares                                          186,778                 --
   Class I shares                                       41,657,381             45,117
   Class R4 shares                                           4,169              1,500
   Class W shares                                       74,596,249                N/A
Reinvestment of distributions at net asset value
   Class A shares                                           12,334                 --
   Class B shares                                            1,637                 --
   Class C shares                                              133                 --
   Class I shares                                           86,753                 --
   Class R4 shares                                              12                 --
Payments for redemptions
   Class A shares                                         (602,001)                --
   Class B shares (Note 2)                                (163,893)           (17,521)
   Class C shares (Note 2)                                  (1,577)                --
   Class I shares                                       (1,367,934)            (1,927)
   Class W shares                                      (12,494,015)               N/A
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                        113,001,099            468,014
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                106,370,955            (75,109)
Net assets at beginning of year (Note 1)                 9,413,924          9,489,033**
------------------------------------------------------------------------------------------
Net assets at end of year                             $115,784,879         $9,413,924
==========================================================================================
Undistributed net investment income                   $     88,863         $   11,445
------------------------------------------------------------------------------------------

  * For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 ** Initial capital of $10,012,040 was contributed on May 11, 2006. The Fund had a decrease in net assets resulting from operations of $523,007 during the period from May 11, 2006 to May 18, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM) Index at the time of investment. On May 11, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), invested $10,012,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 2,204** shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on May 18, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 34% of the total outstanding Fund shares.

 * Includes $12,040 invested by the RiverSource Retirement Plus Funds.
** Includes 1,204 shares purchased by the RiverSource Retirement Plus Funds.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g. distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  29

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $19,501 and accumulated net realized loss has been decreased by $19,501.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  31

The tax character of distributions paid for the periods indicated is as follows:

                                              YEAR ENDED         PERIOD ENDED
                                             JULY 31, 2007     JULY 31, 2006(A)
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................       $51,227               $--
      Long-term capital gain.............            --                --
CLASS B
Distributions paid from:
      Ordinary income....................         1,714                --
      Long-term capital gain.............            --                --
CLASS C
Distributions paid from:
      Ordinary income....................           180                --
      Long-term capital gain.............            --                --
CLASS I
Distributions paid from:
      Ordinary income....................        86,805                --
      Long-term capital gain.............            --                --
CLASS R4(B)
Distributions paid from:
      Ordinary income....................            57                --
      Long-term capital gain.............            --                --
CLASS W(C)
Distributions paid from:
      Ordinary income....................            25               N/A
      Long-term capital gain.............            --               N/A

(a) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $    88,863
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $  (121,627)
Unrealized appreciation (depreciation).....................    $(7,658,828)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $17,062 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007, was 0.66% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive adjustment.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT 33 average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $863 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $55,860 for Class A and $5 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, were 1.29% for Class A, 2.06 % for Class B, 2.06% for Class C, 1.15% for Class R4 and 1.32% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class R4 and Class W were $8 and $5,488, respectively, and the management fees waived at the Fund level were $65,127. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.36% for Class A, 2.13% for Class B, 2.13% for Class C, 1.01% for Class I, 1.19% for Class R4 and 1.36% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007,

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT 35 the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.12 % for Class B, 2.12% for Class C, 0.96% for Class I, 1.23% for Class R4 and 1.41% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $3,850 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $142,075,573 and $33,333,386, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                            NET
                           SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A                    943,472        1,246           (59,415)          885,303
Class B                    155,478          166           (15,613)          140,031
Class C                     18,543           14              (150)           18,407
Class I                  4,167,297        8,763          (131,451)        4,044,609
Class R4(a)                    421            1                --               422
Class W(b)               7,145,709           --        (1,166,290)        5,979,419
----------------------------------------------------------------------------------------

                                          PERIOD ENDED JULY 31, 2006(C)
                                       ISSUED FOR
                                       REINVESTED                            NET
                           SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A                     43,096           --                --            43,096
Class B                      5,146           --            (1,986)            3,160
Class C                         --           --                --                --
Class I                      4,815           --              (210)            4,605
Class R4(a)                    164           --                --               164
----------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1 2006 (inception date) to July 31, 2007.
(c) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

5. STOCK INDEX FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $410,160 that were pledged as collateral to cover initial margin deposits on 45 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2007 was $3,635,100 with a net unrealized loss of $88,460. See "Summary of significant accounting policies" and " Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $80,827,100 and $79,067,313, respectively, for the year ended July 31, 2007.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $115,029 at July 31, 2007, that if not offset by capital gains will expire as follows:

2014      2015
$93,125 $21,904

The Fund also had a post-October loss of $6,598 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  37

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  39

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,              2007           2006(B)
Net asset value, beginning of period        $8.95          $9.48
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .05(c)          --
Net gains (losses) (both realized and
 unrealized)                                  .59           (.53)
-------------------------------------------------------------------------------------------------------------
Total from investment operations              .64           (.53)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.04)            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.55          $8.95
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $18             $9
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e),(f)                          1.29%          1.26%(g)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .52%           .01%(g)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            84%            14%
-------------------------------------------------------------------------------------------------------------
Total return(h)                             7.12%         (5.59%)(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.67% and 5.83% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,              2007           2006(B)
Net asset value, beginning of period        $8.93          $9.48
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.04)(c)       (.01)
Net gains (losses) (both realized and
 unrealized)                                  .62           (.54)
-------------------------------------------------------------------------------------------------------------
Total from investment operations              .58           (.55)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.04)            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.47          $8.93
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1            $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e),(f)                          2.06%          2.07%(g)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (.41%)         (.37%)(g)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            84%            14%
-------------------------------------------------------------------------------------------------------------
Total return(h)                             6.43%         (5.80%)(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.12% and 6.64% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,              2007           2006(B)
Net asset value, beginning of period        $8.93          $9.48
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.04)(c)       (.01)
Net gains (losses) (both realized and
 unrealized)                                  .61           (.54)
-------------------------------------------------------------------------------------------------------------
Total from investment operations              .57           (.55)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.03)            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.47          $8.93
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $--            $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e),(f)                          2.06%          2.04%(g)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (.40%)         (.78%)(g)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            84%            14%
-------------------------------------------------------------------------------------------------------------
Total return(h)                             6.37%         (5.80%)(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16% and 6.61% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $8.95          $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(c)          --
Net gains (losses) (both realized and
 unrealized)                                .59           (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .67           (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.57          $8.95
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $39            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .95%          1.01%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .80%           .19%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          84%            14%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           7.48%         (5.59%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 5.58% for the period ended July 31, 2006.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  43

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,              2007           2006(B)
Net asset value, beginning of period        $8.95          $9.48
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .07(c)          --
Net gains (losses) (both realized and
 unrealized)                                  .58           (.53)
-------------------------------------------------------------------------------------------------------------
Total from investment operations              .65           (.53)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.04)            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.56          $8.95
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $--            $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e),(f)                          1.15%          1.12%(g)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .71%           .21%(g)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            84%            14%
-------------------------------------------------------------------------------------------------------------
Total return(h)                             7.30%         (5.59%)(i)
-------------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.68% and 5.69% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,             2007(B)
Net asset value, beginning of period        $9.79
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --(c)
Net gains (losses) (both realized and
 unrealized)                                 (.20)
-------------------------------------------------------------------------------------------------------------
Total from investment operations             (.20)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.05)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.54
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $57
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e),(f)                          1.32%(g)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .03%(g)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            84%
-------------------------------------------------------------------------------------------------------------
Total return(h)                            (2.06%)(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.60% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF RIVERSOURCE

DISCIPLINED SMALL AND MID CAP EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund), one of the portfolios constituting the RiverSource Dimensions Series, Inc. as of July 31, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small and Mid Cap Equity Fund of the RiverSource Dimensions Series, Inc. at July 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03891

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03561

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.02985

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05161

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  47

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04499

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04967

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 50 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT  53

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: The Board observed that the Fund launched in May 2006. For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception) and recent Fund inflows (and outflows). The Board observed that the Fund's investments reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------

 54 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT 55 accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 56 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) DISCIPLINED SMALL AND MID CAP EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6505 D (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DISCIPLINED SMALL CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     25

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     51

Federal Income Tax Information......     53

Board Members and Officers..........     56

Approval of Investment Management
   Services Agreement...............     60

Proxy Voting........................     62

Change in Independent Registered
   Public Accounting Firm...........     62

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Disciplined Small Cap Value Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                                                                    24.0%
Consumer Discretionary                                                        18.7%
Industrials                                                                   16.1%
Information Technology                                                        11.1%
Materials                                                                      9.5%
Energy                                                                         6.4%
Other(1)                                                                      14.2%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Consumer Staples 4.3%, Health Care 3.9%, Telecommunication Services 1.3%, Utilities 1.0% and Cash & Cash Equivalents 3.7%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Ohio Casualty                         1.6%
Aspen Insurance Holdings              1.5%
LandAmerica Financial Group           1.0%
First BanCorp                         1.0%
Quanex                                0.9%
Genco Shipping & Trading              0.8%
ArvinMeritor                          0.8%
USEC                                  0.7%
Ryerson                               0.7%
Schnitzer Steel Inds Cl A             0.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
                              MEDIUM      SIZE
   X                          SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.              14
Gina Mourtzinou, Ph.D.                 11
Steve Kokkotos, Ph.D.                   9

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                        --          02/16/06
Class B                        --          02/16/06
Class C                        --          02/16/06
Class I                        --          02/16/06
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSDVX          02/16/06
Class R5                       --          12/11/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $39.4 million
Number of holdings                              351

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Disciplined Small Cap Value Fund Class
  A (excluding sales charge)                            +4.29

Russell 2000 Value Index (unmanaged)                    +7.67

Lipper Small-Cap Value Funds Index                     +13.52

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.73%                        1.35%
Class B                                           2.38%                        2.11%
Class C                                           2.47%                        2.10%
Class I                                           1.19%                        0.97%
Class R2(b)                                       1.85%                        1.77%
Class R3(b)                                       1.60%                        1.52%
Class R4(c)                                       1.90%                        1.27%
Class R5(b)                                       1.10%                        1.02%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.05%) will not exceed 1.40% for Class A, 2.16% for Class B, 2.15% for Class C, 1.02% for Class I, 1.82% for Class R2, 1.57% for Class R3, 1.32% for Class R4 and 1.07% for Class R5.
(b) Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006, expenses are based on estimated amounts for the current fiscal year.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR   INCEPTION
 Class A (inception 2/16/06)         +4.29%    -0.14%
 Class B (inception 2/16/06)         +3.51%    -1.01%
 Class C (inception 2/16/06)         +3.51%    -0.94%
 Class I (inception 2/16/06)         +4.69%    +0.13%
 Class R2 (inception 12/11/06)         N/A     -7.40%*
 Class R3 (inception 12/11/06)         N/A     -7.21%*
 Class R4** (inception 2/16/06)      +4.42%    -0.06%
 Class R5 (inception 12/11/06)         N/A     -6.93%*

WITH SALES CHARGE
 Class A (inception 2/16/06)         -1.71%    -4.14%
 Class B (inception 2/16/06)         -1.49%    -3.70%
 Class C (inception 2/16/06)         +2.51%    -0.94%

--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 2/16/06)         +10.60%    +7.26%
 Class B (inception 2/16/06)         +9.65%     +6.36%
 Class C (inception 2/16/06)         +9.75%     +6.43%
 Class I (inception 2/16/06)         +10.91%    +7.56%
 Class R2 (inception 12/11/06)          N/A     +2.25%*
 Class R3 (inception 12/11/06)          N/A     +2.35%*
 Class R4** (inception 2/16/06)      +10.63%    +7.36%
 Class R5 (inception 12/11/06)          N/A     +2.64%*

WITH SALES CHARGE
 Class A (inception 2/16/06)         +4.24%     +2.71%
 Class B (inception 2/16/06)         +4.65%     +3.48%
 Class C (inception 2/16/06)         +8.75%     +6.43%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Dimitris Bertsimas, Gina Mourtzinou and Steve Kokkotos discuss RiverSource Disciplined Small Cap Value Fund's positioning and results for the 12-month period ended July 31, 2007.

At July 31, 2007, approximately 64% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Small Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 39, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 36.

Q: How did RiverSource Disciplined Small Cap Value Fund perform for the annual period?

A: RiverSource Disciplined Small Cap Value Fund's Class A shares (excluding sales charge) returned 4.29% for the 12-month period ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Russell 2000(R) Value Index (Russell Index), which gained 7.67%, as well as the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which returned 13.52%, for the same period.

   BECAUSE OF OUR INVESTMENT PROCESS, MOST OF THE FUND'S UNDERPERFORMANCE RESULTED FROM STOCK SELECTION.


Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance resulted from the three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio. The momentum model identifies stocks we believe will experience improved investor sentiment over the next six to nine months. The value model uses a proprietary earnings estimate and selects stocks with low price-to-predicted-earnings ratios. The quality model selects companies that we believe possess strong and stable fundamentals, adjusted for value.

   Under the Fund's investment process, the three models choose the small-cap value stocks for the portfolio. We then weight the models and determine the

--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   exposure to sectors and industries. During the reporting period, the momentum model outperformed the Russell Index, but the quality model underperformed. The value model also underperformed through March 2007, when we expanded the valuation measures we use within the model. Subsequently, the value model outperformed the Russell Index, but it was not enough to offset the detracting effect of its underperformance earlier in the fiscal year. While the Fund may experience underperformance in the short term, our research has shown that the style diversification provided by the three very different quantitative models is an investment advantage, which may lead to long-term outperformance.

   During the period, the Fund's greater-than-Russell Index positions in consumer discretionary, materials, consumer staples, industrials and telecommunication services and its lesser-than-Russell Index allocations to health care, energy, financials and utilities all contributed positively to its results relative to the Russell Index. From a sector allocation perspective, the only detractor was the Fund's modest exposure to the strongly performing information technology sector.

   Because of our investment process, most of the Fund's underperformance resulted from stock selection, which helped performance in the materials, telecommunication services and industrials sectors. However, these positives were not enough to outweigh our selections within financials, consumer discretionary and information technology, which detracted from Fund performance.

   Some stocks that contributed favorably to the Fund's return included financial commercial services and supply company Deluxe (selected by the value model), telecommunication services company Cogent Communications (momentum model), insurance company Ohio Casualty (quality and revised value model) and materials company Terra Industries (momentum model).

   Among individual holdings, the stocks that detracted most from the Fund's results were in the financials sector. These included New Century Financial (selected by all three models but then sold in March when we revised the value model), American Home Mtge Investment (value and quality models), W Holding (value and quality models), Fremont General (value and quality models) and Accredited Home Lenders (value model).

--------------------------------------------------------------------------------

           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   At the end of July, the Fund's largest individual stock holdings included three insurance companies: Ohio Casualty, Aspen Insurance Holdings (selected by value and quality models) and LandAmerica Financial Group (all three models). Other top holdings at the end of the period were commercial bank First BanCorp (value and quality models) and metals and mining company Quanex (all three models).

   In managing risk associated with small-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations from the Russell Index.

Q: What changes did you make to the Fund's portfolio during the period?

A: Based on an extensive look we took at our quantitative models, in March 2007, we expanded and improved the measures we use in our value model. Also, because diversification is an effective element of risk management, we increased the number of holdings in the portfolio during the annual period from 250 to 351. Finally, as a result of quantitative models-driven stock selection during the period, the portfolio's sector allocations changed somewhat. For example, the Fund's exposure to energy relative to the Russell Index increased, while its position in financials decreased. Overall portfolio turnover was 127% for the 12 months.

   BASED ON AN EXTENSIVE LOOK WE TOOK AT OUR QUANTITATIVE MODELS, IN MARCH 2007, WE EXPANDED AND IMPROVED THE MEASURES WE USE IN OUR VALUE MODEL.


--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How do you intend to manage the Fund in the coming months?

A: We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the portfolio may be well positioned for any potential market condition. Whether there is a surge in small-cap stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index over extended periods of time. We are equally convinced that our multifaceted, disciplined approach may assist in controlling risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small Cap Value Fund Class A shares (from 3/1/06 to 7/31/07)* as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. Russell 2000 Value Index and Lipper peer data is from March 1, 2006.

COMPARATIVE RESULTS

                                                        SINCE
Results at July 31, 2007                  1 YEAR     INCEPTION(3)
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND (INCLUDES SALES
CHARGE)
 Class A Cumulative value of $10,000       $9,839       $9,405
        Average annual total return         -1.61%       -4.14%
RUSSELL 2000 VALUE INDEX(1)
        Cumulative value of $10,000       $10,767      $10,831
        Average annual total return         +7.67%       +5.82%
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,352      $11,116
        Average annual total return        +13.52%       +7.76%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND LINE GRAPH)

                                       RIVERSOURCE DISCIPLINED SMALL
                                          CAP VALUE FUND CLASS A
                                          (INCLUDES SALES CHARGE)      RUSSELL 2000 VALUE INDEX(1)   LIPPER SMALL-CAP VALUE FUNDS
                                                 ($9,405)                       ($10,831)                 INDEX(2) ($11,116)
                                       -----------------------------   ---------------------------   ----------------------------
3/1/06                                            9,425                         10,000                        10,000
7/31/06                                           9,010                         10,059                         9,793
1/31/07                                          10,326                         11,576                        11,173
7/31/07                                           9,405                         10,831                        11,116

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Feb. 16, 2006. Russell 2000 Value Index and Lipper peer data is from March 1, 2006.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                     $1,000           $909.90         $6.68(c)        1.41%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.80         $7.05(c)        1.41%
 Class B
   Actual(b)                     $1,000           $906.60        $10.21(c)        2.16%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.08        $10.79(c)        2.16%
 Class C
   Actual(b)                     $1,000           $906.60        $10.12(c)        2.14%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.18        $10.69(c)        2.14%
 Class I
   Actual(b)                     $1,000           $911.80         $5.07(c)        1.07%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.49         $5.36(c)        1.07%
 Class R2
   Actual(b)                     $1,000           $908.00         $8.47(c)        1.79%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.92         $8.95(c)        1.79%
 Class R3
   Actual(b)                     $1,000           $909.00         $7.29(c)        1.54%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.16         $7.70(c)        1.54%
 Class R4*
   Actual(b)                     $1,000           $909.90         $5.92(c)        1.25%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.60         $6.26(c)        1.25%

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  15

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(b)                     $1,000           $911.70         $4.93(c)        1.04%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.64         $5.21(c)        1.04%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: -9.01% for Class A, -9.34% for Class B, -9.34% for Class C, -8.82% for Class I, -9.20% for Class R2, -9.10% for Class R3, -9.01% for Class R4 and -8.83%. for Class R5.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.16% for Class B, 2.15% for Class C, 1.02% for Class I, 1.82% for Class R2, 1.57% for Class R3, 1.32% for Class R4 and 1.07% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $6.33 for Class A, $9.91 for Class B, $9.87 for Class C, $4.55 for Class I, $8.32 for R2, $7.14 for Class R3, $5.96 for Class R4 and $4.78 for Class R5; the hypothetical expenses paid would have been $6.69 for Class A, $10.47 for Class B, $10.43 for Class C, $4.81 for Class I, $8.79 for R2, $7.54 for Class R3, $6.30 for Class R4 and $5.05 for Class R5.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.6%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.1%)
AAR                                                   2,889(b)              $86,179
Ceradyne                                              1,287(b)               96,049
Curtiss-Wright                                        1,152                  50,193
Ladish                                                3,135(b)              152,015
Triumph Group                                           662                  50,451
                                                                    ---------------
Total                                                                       434,887
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
Atlas Air Worldwide Holdings                          1,855(b)              100,559
Park-Ohio Holdings                                    3,209(b)               79,712
                                                                    ---------------
Total                                                                       180,271
-----------------------------------------------------------------------------------

AIRLINES (1.2%)
Alaska Air Group                                      7,690(b)              179,408
ExpressJet Holdings                                  13,333(b)               69,732
SkyWest                                               9,840                 219,530
                                                                    ---------------
Total                                                                       468,670
-----------------------------------------------------------------------------------

AUTO COMPONENTS (3.6%)
Aftermarket Technology                                3,450(b)              104,708
American Axle & Mfg Holdings                          8,175                 197,835
ArvinMeritor                                         16,201                 321,265
Cooper Tire & Rubber                                  7,952                 182,816
Exide Technologies                                    3,662(b)               26,696
Modine Mfg                                            8,428                 215,757
Sauer-Danfoss                                         2,414                  65,782
Standard Motor Products                               7,371                  91,769
Superior Inds Intl                                    4,370                  80,845
Tenneco                                               2,734(b)               96,510
Visteon                                               7,633(b)               49,004
                                                                    ---------------
Total                                                                     1,432,987
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
Immunomedics                                         38,698(b)              111,450
Incyte                                               11,676(b)               62,116
InterMune                                             3,453(b)               73,722
Isis Pharmaceuticals                                  8,779(b)               91,389
XOMA                                                 20,316(b)               41,851
                                                                    ---------------
Total                                                                       380,528
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BUILDING PRODUCTS (0.5%)
Ameron Intl                                             634                 $62,024
Gibraltar Inds                                        2,132                  41,169
Universal Forest Products                             2,588                 102,381
                                                                    ---------------
Total                                                                       205,574
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
Apollo Investment                                    11,312                 238,571
Capital Southwest                                       840(d)              113,854
Cowen Group                                           2,348(b)               33,717
Knight Capital Group Cl A                             6,352(b)               89,817
MCG Capital                                           7,447                 107,758
MVC Capital                                           2,993                  48,397
SWS Group                                             9,559                 168,716
Technology Investment Capital                         5,364                  73,540
                                                                    ---------------
Total                                                                       874,370
-----------------------------------------------------------------------------------

CHEMICALS (3.8%)
Calgon Carbon                                         4,608(b)               50,688
CF Inds Holdings                                      4,351                 250,096
Georgia Gulf                                          5,337                  86,406
Innospec                                              7,370(c)              202,896
Minerals Technologies                                 1,458                  94,289
Olin                                                 11,018                 229,946
Pioneer Companies                                     1,679(b)               58,093
PolyOne                                              20,728(b)              155,875
Rockwood Holdings                                     2,814(b)               97,336
Tronox Cl B                                           3,361                  41,340
WR Grace & Co                                        11,594(b)              239,416
                                                                    ---------------
Total                                                                     1,506,381
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (6.1%)
BancFirst                                             4,904                 198,171
Chemical Financial                                    8,169                 177,921
Community Trust Bancorp                               6,516                 186,879
Farmers Capital Bank                                  3,336                 100,647
First BanCorp                                        45,562(c)              419,170
FirstMerit                                            8,256                 151,332
Glacier Bancorp                                       3,678                  70,066

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
MainSource Financial Group                            8,285                $129,080
Sterling Financial                                   12,027                 201,212
Susquehanna Bancshares                               11,370                 196,701
Trustmark                                             7,888(d)              197,437
UMB Financial                                         5,207                 194,429
W Holding                                            86,156(c)              190,405
                                                                    ---------------
Total                                                                     2,413,450
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.9%)
ABM Inds                                              3,501                  88,085
AMREP                                                 1,299                  53,519
CDI                                                   4,276                 120,968
Deluxe                                                1,832                  69,176
Ennis                                                 3,174                  64,051
Exponent                                              4,298(b)               97,865
Heidrick & Struggles Intl                             2,811(b)              151,064
IKON Office Solutions                                 7,221                 100,083
Kelly Services Cl A                                   2,029                  50,421
On Assignment                                         6,548(b)               65,676
PHH                                                   3,814(b)              111,140
Pike Electric                                         2,486(b)               49,347
Spherion                                              3,679(b)               32,486
Tetra Tech                                            4,484(b)               94,299
                                                                    ---------------
Total                                                                     1,148,180
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
Andrew                                                6,072(b)               85,372
ARRIS Group                                           8,915(b)              132,121
Black Box                                             1,969                  79,252
Dycom Inds                                            4,309(b)              120,437
Extreme Networks                                     17,821(b)               72,353
Foundry Networks                                      5,512(b)               96,956
Loral Space & Communications                          2,466(b)              102,068
Plantronics                                           1,721                  48,222
                                                                    ---------------
Total                                                                       736,781
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (1.7%)
Adaptec                                              14,241(b)              $49,844
Hutchinson Technology                                 3,508(b)               70,370
Imation                                               4,278                 133,816
Immersion                                             4,753(b)               74,099
Komag                                                 4,686(b)              149,999
Palm                                                  7,176(b)              107,066
Quantum                                              25,758(b)               72,895
                                                                    ---------------
Total                                                                       658,089
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
EMCOR Group                                           2,030(b)               72,877
Perini                                                1,881(b)              115,512
                                                                    ---------------
Total                                                                       188,389
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
Headwaters                                            7,384(b)              119,104
Texas Inds                                              827                  65,176
U.S. Concrete                                        11,336(b)               86,040
                                                                    ---------------
Total                                                                       270,320
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
Cash America Intl                                     3,489                 127,767
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Rock-Tenn Cl A                                        2,852                  87,613
Silgan Holdings                                       2,727                 140,768
                                                                    ---------------
Total                                                                       228,381
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Building Materials Holding                            7,987                 110,939
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
INVESTools                                            8,938(b)               88,665
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Interactive Brokers Group Cl A                        2,785(b)               67,620
Primus Guaranty                                      10,274(b,c)             97,603
Resource America Cl A                                 3,467                  51,970
                                                                    ---------------
Total                                                                       217,193
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Golden Telecom                                        2,909(c)             $187,776
SureWest Communications                               2,422                  65,370
Time Warner Telecom Cl A                              4,535(b,d)             88,659
                                                                    ---------------
Total                                                                       341,805
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Central Vermont Public Service                        2,839                  96,526
Westar Energy                                         1,916                  44,106
                                                                    ---------------
Total                                                                       140,632
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands                                         2,344                 138,530
Encore Wire                                           3,862                 117,984
GrafTech Intl                                         7,224(b)              111,900
Lamson & Sessions                                     3,438(b)               76,117
Superior Essex                                        1,448(b)               50,463
                                                                    ---------------
Total                                                                       494,994
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.0%)
Agilysys                                              9,664                 185,645
Anixter Intl                                            946(b)               78,187
Benchmark Electronics                                 7,065(b)              156,843
Brightpoint                                           5,784(b)               75,944
Insight Enterprises                                   5,122(b)              115,552
L-1 Identity Solutions                                4,908(b)               84,123
Methode Electronics                                   4,543                  73,460
OSI Systems                                           3,611(b)               89,408
PC Connection                                         5,258(b)               70,668
Plexus                                                4,919(b)              119,286
Rofin-Sinar Technologies                                787(b)               51,210
SYNNEX                                                3,552(b)               72,177
                                                                    ---------------
Total                                                                     1,172,503
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Allis-Chalmers Energy                                 2,727(b)               65,448
Bristow Group                                         1,547(b)               73,374
Bronco Drilling                                       4,773(b)               69,209
Dawson Geophysical                                    2,182(b)              119,159
Grey Wolf                                            24,111(b)              178,663
GulfMark Offshore                                     3,074(b)              144,417
Hornbeck Offshore Services                              966(b)               41,586

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ENERGY EQUIPMENT & SERVICES (CONT.)
Oil States Intl                                       4,772(b)             $208,727
Parker Drilling                                      12,843(b)              120,981
Pioneer Drilling                                     10,076(b)              126,756
Trico Marine Services                                 1,845(b)               65,405
                                                                    ---------------
Total                                                                     1,213,725
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Andersons                                             2,725                 116,821
Great Atlantic & Pacific Tea                          5,729(b)              167,000
Ingles Markets Cl A                                   3,042                  89,100
Nash Finch                                            4,214                 169,698
Ruddick                                               2,640                  73,392
Spartan Stores                                        3,273                  95,801
Village Super Market Cl A                               806                  37,527
Weis Markets                                          1,005                  39,497
                                                                    ---------------
Total                                                                       788,836
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
Cal-Maine Foods                                       6,409                 116,387
Chiquita Brands Intl                                  4,413(b)               77,492
Fresh Del Monte Produce                               1,859(c)               47,683
Imperial Sugar                                        2,072                  55,758
Pilgrim's Pride                                       3,749                 126,266
Reddy Ice Holdings                                    1,469                  43,703
Seaboard                                                128                 256,001
                                                                    ---------------
Total                                                                       723,290
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Nicor                                                 1,223                  48,198
South Jersey Inds                                     1,324                  43,387
WGL Holdings                                          1,241                  37,156
                                                                    ---------------
Total                                                                       128,741
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Inverness Medical Innovations                           885(b)               42,843
Medical Action Inds                                   2,222(b)               43,240
ZOLL Medical                                          1,586(b)               42,600
                                                                    ---------------
Total                                                                       128,683
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (2.1%)
American Dental Partners                              1,656(b)              $42,510
AMERIGROUP                                            3,460(b)               95,773
Apria Healthcare Group                                3,871(b)              101,498
Capital Senior Living                                 8,087(b)               71,651
Chemed                                                1,515                  95,869
Emeritus                                              5,422(b)              132,839
Kindred Healthcare                                    8,267(b)              221,390
Magellan Health Services                              1,614(b)               67,497
                                                                    ---------------
Total                                                                       829,027
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.2%)
Vital Images                                          3,333(b)               64,960
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Ambassadors Intl                                      2,335                  65,403
Ameristar Casinos                                     1,342                  42,515
Bluegreen                                             4,200(b)               35,532
Bob Evans Farms                                       3,264                 105,917
Domino's Pizza                                        3,421                  65,512
Jack in the Box                                       1,159(b)               74,164
O'Charley's                                           3,240                  57,445
                                                                    ---------------
Total                                                                       446,488
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.8%)
American Greetings Cl A                               7,285                 180,158
Avatar Holdings                                       2,150(b)              139,600
Beazer Homes USA                                     11,104                 155,345
Brookfield Homes                                      1,581                  33,517
CSS Inds                                              1,684                  60,523
Furniture Brands Intl                                 9,020                  99,400
Hooker Furniture                                      6,208                 125,712
Hovnanian Enterprises Cl A                            9,031(b)              119,570
M/I Homes                                             1,703                  41,809
Meritage Homes                                        6,742(b)              131,469
Standard-Pacific                                     16,361                 242,307
Tupperware Brands                                     4,814                 125,212
WCI Communities                                       3,524(b)               31,117
                                                                    ---------------
Total                                                                     1,485,739
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Sequa Cl A                                              396(b)               65,380
Tredegar                                              5,416                  99,437
                                                                    ---------------
Total                                                                       164,817
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INSURANCE (10.6%)
American Physicians Capital                           3,592(b)             $136,209
Argonaut Group                                        7,335                 201,933
Aspen Insurance Holdings                             24,706(c)              604,062
Commerce Group                                        7,149                 205,391
Horace Mann Educators                                 5,251                  93,625
Infinity Property & Casualty                          3,581                 157,707
IPC Holdings                                          8,720(c)              216,343
LandAmerica Financial Group                           5,549                 424,998
Natl Western Life Insurance Cl A                        601                 141,668
Odyssey Re Holdings                                   6,349                 223,485
Ohio Casualty                                        15,049                 653,276
Platinum Underwriters Holdings                        7,565(c)              251,158
Presidential Life                                     6,153(d)              100,355
Safety Insurance Group                                4,183                 139,294
Selective Insurance Group                            10,909                 223,853
Stewart Information Services                          4,586                 167,297
Zenith Natl Insurance                                 5,522                 222,868
                                                                    ---------------
Total                                                                     4,163,522
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Gaiam Cl A                                            3,237(b)               52,051
Systemax                                              4,497                  93,762
                                                                    ---------------
Total                                                                       145,813
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.6%)
CMGI                                                 76,471(b)              120,824
EarthLink                                            22,004(b)              152,928
InfoSpace                                             2,462                  51,259
Interwoven                                            4,702(b)               65,123
RealNetworks                                         19,066(b)              135,750
United Online                                         4,484                  63,314
Vignette                                              2,755(b)               57,965
                                                                    ---------------
Total                                                                       647,163
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (1.5%)
Authorize.Net Holdings                                8,758(b)             $151,775
eFunds                                                1,437(b)               51,373
iGATE                                                10,330(b)               79,334
Perot Systems Cl A                                    6,208(b)               94,486
Safeguard Scientifics                                31,852(b)               73,260
SAIC                                                  8,551(b)              143,315
                                                                    ---------------
Total                                                                       593,543
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Arctic Cat                                            3,338                  60,485
JAKKS Pacific                                         7,341(b)              174,055
MarineMax                                             3,266(b)               61,074
                                                                    ---------------
Total                                                                       295,614
-----------------------------------------------------------------------------------

MACHINERY (4.2%)
Ampco-Pittsburgh                                        831                  35,085
Barnes Group                                          5,567                 173,691
Blount Intl                                           2,839(b)               32,279
Briggs & Stratton                                     4,205                 119,254
Cascade                                               3,032                 205,540
Columbus McKinnon                                     3,542(b)               90,852
Commercial Vehicle Group                              2,980(b)               43,210
EnPro Inds                                            1,882(b)               74,113
LB Foster Cl A                                        2,471(b)               74,599
FreightCar America                                    1,324                  62,585
Gorman-Rupp                                             351                  10,070
Hardinge                                              3,151                 103,731
Kaydon                                                  946                  50,337
Miller Inds                                           6,504(b)              158,177
Mueller Inds                                          3,657(d)              134,870
NACCO Inds Cl A                                         479                  62,998
Robbins & Myers                                         803                  42,342
Tennant                                               3,861                 148,842
Wabash Natl                                           3,475                  44,167
                                                                    ---------------
Total                                                                     1,666,742
-----------------------------------------------------------------------------------

MARINE (1.7%)
Eagle Bulk Shipping                                   4,999                 131,574
Genco Shipping & Trading                              5,883                 331,389
TBS Intl Cl A                                         5,822(b,c)            223,390
                                                                    ---------------
Total                                                                       686,353
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEDIA (2.3%)
Charter Communications Cl A                          26,330(b)             $106,900
DG FastChannel                                        5,734(b)              101,836
Harris Interactive                                   14,558(b)               65,220
Interactive Data                                      1,676                  45,839
Knology                                               7,619(b)              118,246
LIN TV Cl A                                           6,092(b)               92,233
Media General Cl A                                    2,094                  59,051
Nexstar Broadcasting Group Cl A                       9,614(b)               98,544
Scholastic                                            2,985(b)               96,057
Sinclair Broadcast Group Cl A                         9,649                 125,822
                                                                    ---------------
Total                                                                       909,748
-----------------------------------------------------------------------------------

METALS & MINING (4.3%)
AM Castle & Co                                        3,318                 109,560
Century Aluminum                                      1,874(b)               96,586
Metal Management                                      5,004                 210,218
Northwest Pipe                                        2,025(b)               68,060
Olympic Steel                                         6,357                 166,998
Quanex                                                7,908                 356,335
Ryerson                                               8,993                 288,586
Schnitzer Steel Inds Cl A                             4,901                 265,585
Worthington Inds                                      6,631                 137,262
                                                                    ---------------
Total                                                                     1,699,190
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Bon-Ton Stores                                        3,881                  99,043
Fred's                                                5,848                  69,416
                                                                    ---------------
Total                                                                       168,459
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
NorthWestern Energy                                   1,999                  54,093
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.5%)
Berry Petroleum Cl A                                  1,228                  45,694
Brigham Exploration                                   7,653(b)               37,117
Callon Petroleum                                      4,357(b)               61,042
General Maritime                                      6,948                 180,648
Meridian Resource                                    20,127(b)               54,142
Petrohawk Energy                                      6,333(b)               94,932
Stone Energy                                          5,379(b)              174,818
Swift Energy                                          5,949(b)              254,260

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
USEC                                                 18,160(b)             $304,905
Whiting Petroleum                                     4,615(b)              189,538
                                                                    ---------------
Total                                                                     1,397,096
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Buckeye Technologies                                  6,109(b)               93,651
Schweitzer-Mauduit Intl                               2,709                  61,846
                                                                    ---------------
Total                                                                       155,497
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Chattem                                                 766(b)               43,019
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Alpharma Cl A                                         4,668                 115,720
Par Pharmaceutical Companies                          3,371(b)               79,859
                                                                    ---------------
Total                                                                       195,579
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.8%)
American Home Mtge Investment                        10,275                  10,686
Annaly Capital Management                            10,656                 153,979
Arbor Realty Trust                                    3,163                  62,469
Capital Trust Cl A                                    2,651                  81,995
Crystal River Capital                                 4,784                  83,194
Deerfield Triarc Capital                             13,515                 148,260
Entertainment Properties Trust                        1,685                  75,067
FelCor Lodging Trust                                  7,900                 173,485
Gramercy Capital                                      1,985                  48,017
Kite Realty Group Trust                               5,156                  82,290
Medical Properties Trust                              5,082                  56,918
Nationwide Health Properties                          3,968                  94,557
NorthStar Realty Finance                              9,316                  93,998
RAIT Financial Trust                                  3,805                  39,420
Redwood Trust                                         2,266                  65,261
Senior Housing Properties Trust                       3,794                  65,560
Thornburg Mtge                                        6,109                 155,291
                                                                    ---------------
Total                                                                     1,490,447
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ROAD & RAIL (1.0%)
Arkansas Best                                         5,982                $215,532
Saia                                                  1,679(b)               33,966
Werner Enterprises                                    7,184                 139,657
                                                                    ---------------
Total                                                                       389,155
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
MKS Instruments                                       4,649(b)              105,532
OmniVision Technologies                               8,893(b)              152,693
Photronics                                            3,058(b)               42,873
Silicon Storage Technology                           17,204(b,d)             62,278
Standard Microsystems                                 1,281(b)               42,773
Ultra Clean Holdings                                  6,294(b)               88,557
Zoran                                                 2,214(b)               41,734
                                                                    ---------------
Total                                                                       536,440
-----------------------------------------------------------------------------------

SOFTWARE (0.4%)
i2 Technologies                                       4,569(b)               74,201
Lawson Software                                       5,374(b)               51,214
Pegasystems                                           4,852                  51,140
                                                                    ---------------
Total                                                                       176,555
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (5.9%)
Asbury Automotive Group                              10,056                 222,439
Blockbuster Cl A                                     27,929(b)              119,815
Books-A-Million                                       3,085                  48,650
Borders Group                                        12,361                 202,226
Charming Shoppes                                      7,337(b)               72,490
Conn's                                                6,515(b)              165,286
Finish Line Cl A                                     13,512                  91,341
Gander Mountain                                      13,484(b)              138,885
Genesco                                               1,980(b)              100,089
Group 1 Automotive                                    3,153                 118,301
Haverty Furniture Companies                           4,131                  46,061
Lithia Motors Cl A                                    3,831                  78,880
Payless ShoeSource                                    3,057(b)               81,377
Pep Boys -- Manny, Moe & Jack                         2,801                  47,421
Rent-A-Center                                         7,663(b)              148,739
Shoe Carnival                                         3,908(b)               85,624
Sonic Automotive Cl A                                 7,789                 213,419
Stage Stores                                          8,134                 145,111
Talbots                                               2,271                  52,210
Zale                                                  6,388(b)              135,617
                                                                    ---------------
Total                                                                     2,313,981
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
G-III Apparel Group                                   2,603(b)              $41,986
Kellwood                                              1,203                  30,845
Perry Ellis Intl                                      4,055(b)              121,691
Warnaco Group                                         1,125(b)               40,624
                                                                    ---------------
Total                                                                       235,146
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Corus Bankshares                                     12,404                 201,689
Fremont General                                      21,283                 122,803
K-Fed Bancorp                                         4,489                  59,524
Ocwen Financial                                       6,989(b)               75,761
Triad Guaranty                                        1,784(b)               49,185
                                                                    ---------------
Total                                                                       508,962
-----------------------------------------------------------------------------------

TOBACCO (0.6%)
Universal                                             3,395                 187,438
Vector Group                                          1,987                  42,522
                                                                    ---------------
Total                                                                       229,960
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.3%)
Kaman                                                 5,899                 197,557
Rush Enterprises Cl A                                 5,829(b)              162,921
UAP Holding                                           4,358                 118,407
Watsco                                                  967                  48,263
                                                                    ---------------
Total                                                                       527,148
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WATER UTILITIES (0.2%)
SJW                                                   2,245                 $64,634
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Rural Cellular Cl A                                   2,863(b)              122,135
USA Mobility                                          1,996(b)               47,645
                                                                    ---------------
Total                                                                       169,780
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $42,575,727)                                                     $39,259,701
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  1,506,252(e)           $1,506,252
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,506,252)                                                       $1,506,252
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $44,081,979)(f)                                                  $40,765,953
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 6.2% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
Mini Russell 2000 Index, Sept. 2007                                      1

(e)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(f) At July 31, 2007, the cost of securities for federal income tax purposes was $44,092,553 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $ 1,399,748
Unrealized depreciation                                             (4,726,348)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(3,326,600)
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $42,575,727)           $39,259,701
   Affiliated money market fund (identified cost $1,506,252)
   (Note 6)                                                       1,506,252
---------------------------------------------------------------------------
Total investments in securities (identified cost
   $44,081,979)                                                  40,765,953
Capital shares receivable                                            99,154
Dividends and accrued interest receivable                            32,582
Receivable for investment securities sold                         6,003,118
---------------------------------------------------------------------------
Total assets                                                     46,900,807
---------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                       7,429,469
Capital shares payable                                               15,781
Variation margin payable                                             11,020
Accrued investment management services fee                              927
Accrued distribution fee                                                111
Accrued transfer agency fee                                              24
Accrued administrative services fee                                      87
Other accrued expenses                                               36,894
---------------------------------------------------------------------------
Total liabilities                                                 7,494,313
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $39,406,494
===========================================================================

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  25

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    39,341
Additional paid-in capital                                       41,406,427
Undistributed net investment income                                 333,335
Accumulated net realized gain (loss)                                943,261
Unrealized appreciation (depreciation) on investments (Note
   5)                                                            (3,315,870)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $39,406,494
===========================================================================

Net assets applicable to outstanding
   shares:                                   Class A                            $13,618,506
                                             Class B                            $   551,233
                                             Class C                            $    46,126
                                             Class I                            $25,166,988
                                             Class R2                           $     4,536
                                             Class R3                           $     4,544
                                             Class R4                           $    10,004
                                             Class R5                           $     4,557
Net asset value per share of outstanding
   capital stock:                            Class A shares(1)     1,361,629    $     10.00
                                             Class B shares           55,679    $      9.90
                                             Class C shares            4,657    $      9.90
                                             Class I shares        2,509,791    $     10.03
                                             Class R2 shares             455    $      9.97
                                             Class R3 shares             455    $      9.99
                                             Class R4 shares           1,000    $     10.00
                                             Class R5 shares             455    $     10.02
-------------------------------------------------------------------------------------------

 (1)The maximum offering price per share for Class A is $10.61. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $   603,001
Interest                                                              2,999
Income distributions from affiliated money market fund (Note
   6)                                                                52,017
   Less foreign taxes withheld                                         (921)
---------------------------------------------------------------------------
Total income                                                        657,096
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  206,071
Distribution fee
   Class A                                                           34,465
   Class B                                                            4,763
   Class C                                                              349
   Class R2                                                              16
   Class R3                                                               7
Transfer agency fee
   Class A                                                            6,434
   Class B                                                              307
   Class C                                                               21
   Class R2                                                               2
   Class R3                                                               2
   Class R4                                                               6
   Class R5                                                               2
Service fee -- Class R4                                                   6
Administrative services fees and expenses                            20,681
Plan administration services fee
   Class R2                                                               7
   Class R3                                                               7
   Class R4                                                              19
Compensation of board members                                           330
Custodian fees                                                       29,775
Printing and postage                                                 15,751
Registration fees                                                    47,588
Professional fees                                                    20,937
Other                                                                 1,292
---------------------------------------------------------------------------
Total expenses                                                      388,838
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (71,732)
---------------------------------------------------------------------------
                                                                    317,106
   Earnings and bank fee credits on cash balances (Note 2)           (6,406)
---------------------------------------------------------------------------
Total net expenses                                                  310,700
---------------------------------------------------------------------------
Investment income (loss) -- net                                     346,396
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  27

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 1,070,240
   Futures contracts                                               (127,007)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                             943,233
Net change in unrealized appreciation (depreciation) on
   investments                                                   (2,467,303)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (1,524,070)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(1,177,674)
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE PERIOD FROM
                                                       JULY 31, 2007      FEB. 16, 2006*
                                                        YEAR ENDED       TO JULY 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                         $   346,396         $    33,477
Net realized gain (loss) on investments                     943,233             334,405
Net change in unrealized appreciation (depreciation)
   on investments                                        (2,467,303)         (1,059,500)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            (1,177,674)           (691,618)
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (22,789)                 --
      Class I                                               (22,690)                 --
      Class R2                                                  (17)                N/A
      Class R3                                                  (17)                N/A
      Class R4                                                  (58)                 --
      Class R5                                                  (18)                N/A
   Net realized gain
      Class A                                              (234,913)                 --
      Class B                                                (7,684)                 --
      Class C                                                  (463)                 --
      Class I                                              (106,528)                 --
      Class R2                                                  (84)                N/A
      Class R3                                                  (84)                N/A
      Class R4                                                 (337)                 --
      Class R5                                                  (84)                N/A
-------------------------------------------------------------------------------------------
Total distributions                                        (395,766)                 --
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  29

                                                                        FOR THE PERIOD FROM
                                                       JULY 31, 2007      FEB. 16, 2006*
                                                        YEAR ENDED       TO JULY 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                              $ 3,183,242         $ 1,781,018
   Class B shares                                           600,360             262,415
   Class C shares                                            23,355              20,800
   Class I shares                                        23,678,701           3,314,962
   Class R2 shares                                            5,000                 N/A
   Class R3 shares                                            5,000                 N/A
   Class R4 shares                                            8,003                  --
   Class R5 shares                                            5,000                 N/A
Reinvestment of distributions at net asset value
   Class A shares                                            55,291                  --
   Class B shares                                             7,499                  --
   Class C shares                                               278                  --
   Class I shares                                           128,993                  --
   Class R4 shares                                              178                  --
Payments for redemptions
   Class A shares                                        (1,077,624)           (134,265)
   Class B shares (Note 2)                                 (269,435)            (26,868)
   Class C shares (Note 2)                                   (4,930)                 --
   Class I shares                                          (115,893)               (125)
   Class R4 shares                                           (9,200)                 --
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          26,223,818           5,217,937
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  24,650,378           4,526,319
Net assets at beginning of year (Note 1)                 14,756,116          10,229,797**
-------------------------------------------------------------------------------------------
Net assets at end of year                               $39,406,494         $14,756,116
===========================================================================================
Undistributed net investment income                     $   333,335         $    46,733
-------------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,010,640 was contributed on Feb. 9, 2006. The Fund had an increase in net assets resulting from operations of $219,157 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small capitalization equity securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of Riversource Investments, LLC (the Investment Manager) invested $10,010,640* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 2,064** shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 89% of the total outstanding Fund shares.

 * Includes $10,640 invested by the RiverSource Income Builder Funds.

** Includes 1,064 shares purchased by RiverSource Income Builder Funds.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  31

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT 33 on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $14,205 and accumulated net realized gain has been increased by $14,205.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                               FOR THE PERIOD
                                           JULY 31, 2007    FROM FEB. 16, 2006(A)
                                            YEAR ENDED        TO JULY 31, 2006
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..................      $232,895               $ --
      Long-term capital gain...........        24,807                 --
CLASS B
Distributions paid from:
      Ordinary income..................         6,873                 --
      Long-term capital gain...........           811                 --
CLASS C
Distributions paid from:
      Ordinary income..................           414                 --
      Long-term capital gain...........            49                 --
CLASS I
Distributions paid from:
      Ordinary income..................       117,968                 --
      Long-term capital gain...........        11,250                 --
CLASS R2(B)
Distributions paid from:
      Ordinary income..................            92                N/A
      Long-term capital gain...........             9                N/A
CLASS R3(B)
Distributions paid from:
      Ordinary income..................            92                N/A
      Long-term capital gain...........             9                N/A
CLASS R4(C)
Distributions paid from:
      Ordinary income..................           359                 --
      Long-term capital gain...........            36                 --
CLASS R5(B)
Distributions paid from:
      Ordinary income..................            93                N/A
      Long-term capital gain...........             9                N/A

(a)  When shares became publicly available.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $  1,073,324
Undistributed accumulated long-term gain...................    $    214,002
Unrealized appreciation (depreciation).....................    $ (3,326,600)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT 35 a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.85% to 0.725% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $13,668 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007, was 0.80% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $509 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  37

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $15,072 for Class A, $523 for Class B and $49 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.05% for Class I, 1.80% for Class R2, 1.55% for Class R3, 1.26% for Class R4 and 1.05% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class R2, Class R3, Class R4 and Class R5 were $2, $1, $2 and $1, respectively, and the management fees waived at the Fund level were $71,726. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates agreed to waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT any performance incentive adjustment, would not exceed 1.48% for Class A, 2.25% for Class B, 2.25% for Class C, 1.13% for Class I, 1.85% for Class R2, 1.60% for Class R3, 1.31% for Class R4 and 1.10% for Class R5 of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.16% for Class B, 2.15% for Class C, 1.02% for Class I, 1.82% for Class R2, 1.57% for Class R3, 1.32% for Class R4 and 1.07% for Class R5 of the Fund's average daily net assets.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $6,406 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $57,570,895 and $30,980,107, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         299,874          5,134          (99,517)          205,491
Class B                          56,474            700          (25,366)           31,808
Class C                           2,131             26             (466)            1,691
Class I                       2,182,119         11,966          (10,620)        2,183,465
Class R2(a)                         455             --               --               455
Class R3(a)                         455             --               --               455
Class R4(b)                         822             17             (839)               --
Class R5(a)                         455             --               --               455
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  39

                                             FEB. 16, 2006(C) TO JULY 31, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         173,455             --          (13,317)          160,138
Class B                          25,661             --           (2,790)           22,871
Class C                           1,966             --               --             1,966
Class I                         324,274             --              (12)          324,262
Class R4(b)                          --             --               --                --
----------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  When shares became publicly available.

5. STOCK INDEX FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $162,355 that were pledged as collateral to cover initial margin deposits on one open purchase contract. The notional market value of the open purchase contract at July 31, 2007 was $78,100 with a net unrealized gain of $156. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $26,314,879 and $24,808,628, respectively, for the year ended July 31, 2007.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT 41 whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $9.77         $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14(c)         .02
Net gains (losses) (both realized and
 unrealized)                                .29           (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .43           (.45)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.01)            --
Distributions from realized gains          (.19)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.00          $9.77
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $14            $11
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.35%          1.40%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.30%           .55%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%            40%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.29%         (4.40%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.73% and 3.27% for the periods ended July 31, 2007 and 2006, respectively.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  43

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $9.73         $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(c)          --
Net gains (losses) (both realized and
 unrealized)                                .31           (.49)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36           (.49)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.19)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.90          $9.73
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    2.11%          2.18%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .49%          (.17%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%            40%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.51%         (4.79%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.38% and 4.05% for the periods ended July 31, 2007 and 2006, respectively.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $9.73         $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(c)          --
Net gains (losses) (both realized and
 unrealized)                                .31           (.49)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36           (.49)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.19)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.90          $9.73
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    2.11%          2.18%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .43%          (.22%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%            40%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.51%         (4.79%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.47% and 4.05% for the periods ended July 31, 2007 and 2006, respectively.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  45

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $9.78         $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15(c)         .03
Net gains (losses) (both realized and
 unrealized)                                .32           (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47           (.44)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)            --
Distributions from realized gains          (.19)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.03          $9.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $25             $3
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%          1.13%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.43%           .91%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%            40%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.69%         (4.31%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.19% and 3.00% for the periods ended July 31, 2007 and 2006, respectively.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $10.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)
Net gains (losses) (both realized and
 unrealized)                               (.86)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.80)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)
Distributions from realized gains          (.19)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.97
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.80%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .77%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (7.40%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.85% for the period ended July 31, 2007.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  47

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $10.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(c)
Net gains (losses) (both realized and
 unrealized)                               (.85)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.78)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)
Distributions from realized gains          (.19)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.55%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.02%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (7.21%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.58% for the period ended July 31, 2007.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period      $9.77         $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17(c)         .02
Net gains (losses) (both realized and
 unrealized)                                .28           (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45           (.45)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)            --
Distributions from realized gains          (.19)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.00          $9.77
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.26%          1.25%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.60%           .69%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%            40%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.42%         (4.40%)(i)
-----------------------------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.83% and 3.12% for the periods ended July 31, 2007 and 2006, respectively.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  49

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $10.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11(c)
Net gains (losses) (both realized and
 unrealized)                               (.86)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.75)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)
Distributions from realized gains          (.19)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.53%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         127%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          (6.93%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R5 would have been 1.09% for the period ended July 31, 2007.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities of RiverSource Disciplined Small Cap Value Fund (the Fund), one of the portfolios constituting the RiverSource Dimensions Series, Inc, as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the period presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinions on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  51

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small Cap Value Fund of the RiverSource Dimensions Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               -s- Ernst & Young
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 52 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Disciplined Small Cap Value Fund

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.18344

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.20298

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16549

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.18503

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16549

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.18503

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  53

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20490

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.22444

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20309

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.22263

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20370

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.22324

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.19695

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.21649

--------------------------------------------------------------------------------

 54 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          18.71%
      Dividends Received Deduction for corporations.........          18.44%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20485

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.01954
Total distributions.........................................        $0.22439

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 60 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: The Board observed that the Fund was first launched in February 2006. For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception) and recent Fund inflows (and outflows).The Board observed that the Fund's investment performance reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to modify the disciplined quantitative method designed to lead to a more consistent performance experience over time.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT 61 manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and

--------------------------------------------------------------------------------

 62 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  63

     RIVERSOURCE(R) DISCIPLINED SMALL CAP VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6397 D (9/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Dimensions Series, Inc. were as follows:

                                 2007 - $37,300

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Dimensions Series, Inc. were as follows:

                                  2007 - $1,590

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Dimensions Series, Inc. were as follows:

                                  2007 - $6,000

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Dimensions Series, Inc. were as follows:

                                    2007 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $239,670

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the audit committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
RiverSource Dimensions Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date October 3, 2007